Exhibit 99.2

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

The Company has prepared unaudited pro forma financial information to present the impact of the following completed and proposed sales transactions:

•
Sale of substantially all of the assets of the Company’s wholly owned subsidiary, Perma-Fix of Maryland, Inc. As previously disclosed, this sale was made to a wholly owned subsidiary of Triumvirate Environmental, Inc. on January 8, 2008, for a sales price of $3.825 million cash plus or minus a working capital adjustment.

•
Sale of substantially all of the assets of the Company’s wholly owned subsidiary, Perma-Fix of Dayton, Inc. This sale was made to OGM, Ltd. on March 14, 2008, for a sales price of $2.143 million cash plus or minus a working capital adjustment.

•	Proposed sale of the remaining facilities/operations of the Company’s Industrial Segment as disclosed in a Current Report on Form 8-K filed on May 21, 2007.

These unaudited pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and the related notes that are included in its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the nine months ended September 30, 2007.

The following unaudited pro forma balance sheet as of September 30, 2007 gives effect to the sales transactions summarized above as if the receipts of the sales proceeds and related payments of long-term debt and other accrued obligations had occurred on that date. The following unaudited pro forma statements of operations for the nine months ended September 30, 2007 and for the years ended December 31, 2006, 2005, and 2004 give effect to the sales transactions summarized above as if the receipts of the sales proceeds and related payments of long-term debt and other accrued obligations had occurred as of the beginning of each period.

The following unaudited pro forma financial statements are presented for illustrative purposes only and do not necessarily indicate the financial results of the Company had the receipts of the sales proceeds and related payments of long-term debt and other accrued obligations actually occurred as of the dates indicated. This financial information has been derived from and should be read together with the historical consolidated financial statements and the related notes of the Company incorporated by reference in this Form 8-K. In addition, the allocations of the sales prices reflected in the unaudited pro forma financial statements are preliminary and are subject to adjustment and may vary from the actual sales price allocations that will be recorded as of the effective date of the transactions.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	Historical Perma-Fix	Completed Dispositions			Adjusted
(Amounts in Thousands, Except for Share Amounts)	September 30, 2007 (d)	Perma-Fix of Dayton, Inc.	Perma-Fix of Maryland, Inc.	Pro-Forma Adjustments	September 30, 2007

ASSETS
Current assets:
Cash	$108	$-	$-	$-	$108
Restricted cash	35	-	-	-	35
Investment trading securities	84	-	-	-	84
Account receivable, net of allowance for doubtful accounts of $128	10,204	-	-	-	10,204
Unbilled receivables	11,383	-	-	-	11,383
Inventories	322	-	-	-	322
Prepaid expenses and other assets	4,065	-	-	-	4,065
Assets of discontinued operations, held for sale	6,069	1,317	1,901	-	2,851
Total current assets	32,270	1,317	1,901	-	29,052

Property and equipment:
Buildings and land	20,534	-	-	-	20,534
Equipment	30,125	-	-	-	30,125
Vehicles	141	-	-	-	141
Leasehold improvements	11,458	-	-	-	11,458
Office furniture and equipment	2,267	-	-	-	2,267
Construction-in-progress	1,461	-	-	-	1,461
	65,986	-	-	-	65,986
Less accumulated depreciation and amortization	(19,094)	-	-	-	(19,094)
Net property and equipment	46,892	-	-	-	46,892

Property and equipment of discontinued operations, included
in assets held for sale	12,568	3,210	1,564	-	7,794

Intangibles and other assets:				-
Permits	15,625	-	-	-	15,625
Goodwill	9,418	-	-	-	9,418
Unbilled receivables - non-current	3,276	-	-	-	3,276
Finite risk sinking fund	5,961	-	-	-	5,961
Other assets	2,627	-	-	-	2,627
Intangible and other assets included in assets held for sale	2,369	771	-	-	1,598
Total assets	$131,006	$5,298	$3,465	$-	$122,243

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	Historical Perma-Fix	Completed Dispositions				Adjusted
(Amounts in Thousands, Except for Share Amounts)	September 30, 2007 (d)	Perma-Fix of Dayton, Inc.	Perma-Fix of Maryland, Inc.	Pro-Forma Adjustments		September 30, 2007

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,753	$-	$-	-		$$3,753
Current environmental accrual	360	-	-	-		360
Accrued expenses	14,918	-	-	-		14,918
Unearned revenue	3,281	-	-	-		3,281
Current liabilities related to discontinued operations	8,006	2,901	716	1,661	(b)	6,050
Current portion of long-term debt	4,078	-	-	(1,000)	(a)	3,078
Total current liabilities	34,396	2,901	716	661		31,440

Environmental accruals	247	-	-	-		247
Accrued closure costs	8,702	-	-	-		8,702
Other long-term liabilities	3,411	-	-	-		3,411
Long-term liabilities related to discontinued operations	3,722	542	660	482	(b)	3,002
Long-term debt, less current portion	13,547	-	-	(4,968)	(a)	8,579
Total long-term liabilities	29,629	542	660	(4,486)		23,941

Total liabilities	64,025	3,443	1,376	(3,825)		55,381

Commitments and Contingencies	-	-	-	-		-

Preferred Stock of subsidiary, $1.00 par value; 1,467,396	1,285	-	-	-		1,285
shares authorized, 1,284,730 shares issued and
outstanding, liquidation value $1.00 per share

Stockholders’ equity:
Preferred Stock, $.001 par value; 2,000,000 shares authorized,
no shares issued and outstanding	-	-	-	-		-
Common Stock, $.001 par value; 75,000,000 shares authorized,
53,055,924 issued and outstanding	53	-	-	-		53
Additional paid-in capital	95,996	-	-	-		95,996
Stock subscription receivable	(39)	-	-	-		(39)
Accumulated deficit	(30,314)	1,855	2,089	3,825	(c)	(30,433)
Total stockholders' equity	65,696	1,855	2,089	3,825		65,577
Total liabilities and stockholders' equity	$131,006	$5,298	$3,465	$-		$122,243

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET

Notes to Pro-Forma Consolidated Balance Sheet:

(a)
Represents cash received at closing for Perma-Fix of Dayton, Inc. of $2.143 million and Perma-Fix of Maryland, Inc. of $3.825 million, which is used to pay down our term note with the remaining balance used to pay down our revolver. This amount includes the Company’s estimate of working capital adjustments, as provided in the Asset Purchase Agreement, dated March 14, 2008, and January 8, 2008, respectively, which are subject to post closing confirmation.

(b)	Represents retained liabilities associated with Perm-Fix of Maryland, Inc. and Perma-Fix of Dayton, Inc.

(c)
Amount represents the aggregate of above noted adjustments. During the quarter ended December 31, 2007, the Company expects to record an impairment charge of approximately $2,163,000 for Perma-Fix of Dayton, Inc. The sale of Perma-Fix of Dayton, Inc., and Perma-Fix of Maryland, Inc., which will be booked in the quarter ended March 31, 2008, is subject to adjustment based on the resolution of the working capital provision contained in the respective Asset Purchase Agreements, noted above.

(d)	Represents the Consolidated Balance Sheet included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(UNAUDITED)

	Historical Perma-Fix Nine Months	Completed Dispositions				Pro-Forma Nine Months
(Amounts in Thousands, Except for per Share Amounts)	Ended September 2007 (e)	Perma-Fix of Dayton, Inc. (f)	Perma-Fix of Maryland, Inc. (f)	Pro-Forma Adjustments		Ended September 2007
Net revenues	$40,298	$-	$-	$-		$40,298
Cost of goods sold	26,628	-	-	-		26,628
Gross profit	13,670	-	-	-		13,670

Selling, general and administrative expenses	11,535	-	-	-		11,535
Gain on disposal of fixed assets	(1)	-	-	-		(1)
Income from operations	2,136	-	-	-		2,136

Other income (expense):
Interest income	238	-	-	-		238
Interest expense	(949)	-	-	395	(a)	(554)
Interest expense - financing fees	(143)	-	-	-		(143)
Other	(48)	-	-	-		(48)
Income from continuing operations before income taxes	1,234	-	-	395		1,629
Income tax expense	23	-	-	-		23
Income from continuing operations	$1,211	$-	$-	$395		$1,606

Net income per common share - basic:
Continuing operations	$.02					$.03

Net income per common share - diluted:
Continuing operations	$.02					$.03

Number of shares used in computing net income
per share:
Basic	52,349					52,349
Diluted	53,673					53,673

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-F ORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(UNAUDITED)

	Historical Perma-Fix Twelve	Completed Dispositions		Other Industrial			Pro-Forma Twelve
(Amounts in Thousands, Except for per Share Amounts)	Months Ended December 2006 (e)	Perma-Fix of Dayton, Inc.(f)	Perma-Fix of Maryland, Inc.(f)	Facilities/ Operations Held for Sale	Pro-Forma Adjustments		Months Ended December 2006
Net revenues	$87,929	$6,576	$8,947	$19,625	$-		$52,781
Cost of goods sold	58,719	4,947	7,187	15,531	-		31,054
Gross profit	29,210	1,629	1,760	4,094	-		21,727

Selling, general and administrative expenses	22,949	1,964	1,045	5,620	-		14,320
Loss (gain) on disposal of fixed assets	28	2	16	(38)	-		48
Income (loss) from operations	6,233	(337)	699	(1,488)	-		7,359

Other income (expense):
Interest income	285	5	-	-	-		280
Interest expense	(1,346)	(17)	(20)	(68)	513	(b)	(728)
Interest expense - financing fees	(193)	1	-	(2)	-		(192)
Other	(110)	-	8	(63)	-		(55)
Income (loss) from continuing operations before income taxes	4,869	(348)	687	(1,621)	513		6,664
Income tax expense	507	-	-	-	-		507
Income (loss) from continuing operations	$4,362	$(348)	$687	$(1,621)	$513		$6,157

Net income per common share - basic:
Continuing operations	$.09						$.13

Net income (loss) per common share - diluted:
Continuing operations	$.09						$.13

Number of shares used in computing net income
per share:
Basic	48,157						48,157
Diluted	48,768						48,768

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-F ORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005
(UNAUDITED)

	Historical Perma-Fix Twelve	Completed Dispositions		Other Industrial			Pro-Forma Twelve
(Amounts in Thousands, Except for per Share Amounts)	Months Ended December 2005 (e)	Perma-Fix of Dayton, Inc.(f)	Perma-Fix of Maryland, Inc.(f)	Facilities/ Operations Held for Sale	Pro-Forma Adjustments		Months Ended December 2005
Net revenues	$90,866	$6,982	$9,360	$24,426	$-		$50,098
Cost of goods sold	65,470	6,172	7,805	20,165	-		31,328
Gross profit	25,396	810	1,555	4,261	-		18,770

Selling, general and administrative expenses	20,443	896	996	6,415	-		12,136
(Gain) loss on disposal or impairment of fixed asset	(334)	(1)	(334)	(5)	-		6
Income (loss) from operations	5,287	(85)	893	(2,149)	-		6,628

Other income (expense):
Interest income	133	7	-	-	-		126
Interest expense	(1,594)	(145)	(84)	137	328	(c)	(1,174)
Interest expense - financing fees	(318)	-	-	-	-		(318)
Other	(7)	3	4	(13)	-		(1)
Income (loss) from continuing operations before income taxes	3,501	(220)	813	(2,025)	328		5,261
Income tax expense	432	-	-	-	-		432
Income (loss) from continuing operations	$3,069	$(220)	$813	$(2,025)	$328		$4,829

Net income per common share - basic:
Continuing operations	$.07						$.11

Net income (loss) per common share - diluted:
Continuing operations	$.07						$.11

Number of shares used in computing net income
per share:
Basic	42,605						42,605
Diluted	44,804						44,804

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
(UNAUDITED)

	Historical Perma-Fix Twelve	Completed Dispositions		Other Industrial			Pro-Forma Twelve
(Amounts in Thousands, Except for per Share Amounts)	Months Ended December 2004 (e)	Perma-Fix of Dayton, Inc.(f)	Perma-Fix of Maryland, Inc.(f)	Facilities/ Operations Held for Sale	Pro-Forma Adjustments		Months Ended December 2004
Net revenues	$82,483	$7,737	$7,580	$21,283	$-		$45,883
Cost of goods sold	58,770	6,618	6,025	17,797	-		28,330
Gross profit	23,713	1,119	1,555	3,486	-		17,553

Selling, general and administrative expenses	18,461	1,116	622	5,946	-		10,777
Loss (gain) on disposal or impairment of fixed assets	994	5	-	990	-		(1)
Impairment loss on intangible assets	9,002	3,183	-	5,819	-		-
(Loss) income from operations	(4,744)	(3,185)	933	(9,269)	-		6,777

Other income (expense):
Interest income	3	2	-	1	-		-
Interest expense	(2,020)	(57)	(35)	(695)	258	(d)	(975)
Interest expense - financing fees	(2,191)	-	-	-	-		(2,191)
Other	(456)	(12)	(28)	(554)	-		138
(Loss) income from continuing operations before income taxes	(9,408)	(3,252)	870	(10,517)	258		3,749
Income tax expense	169	-	-	-	-		169
(Loss) income from continuing operations	$(9,577)	$(3,252)	$870	$(10,517)	$258		$3,580

Net (loss) income per common share - basic:
Continuing operations	$(.24)						$.09

Net (loss) income per common share - diluted:
Continuing operations	$(.24)						$.09

Number of shares used in computing net (loss) income
per share:
Basic	40,478						40,478
Diluted	40,478						40,478

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Notes to Pro-Forma Consolidated Statements of Operations:

(a)
Amount represents a reduction in interest expense resulting from the proceeds ($5,968,000) from the sale of Perma-Fix of Maryland, Inc. and Perma-Fix of Dayton, Inc. to pay down the term note and revolver. This amount is calculated by multiplying the principle outstanding on the term note ($5,500,000 on January 1, 2007 reduced monthly by $83,333 times the monthly effective prime rate plus 1% (the effective interest rate currently being paid on this debt) plus multiplying the remaining amount of the proceeds used to pay down the revolver ($468,000) times the monthly average prime rate plus ½% times .75 (to calculate for 9 months).

(b)
Amount represents a reduction in interest expense resulting from the proceeds ($5,968,000) from the sale of Perma-Fix of Maryland, Inc. and Perma-Fix of Dayton, Inc. to pay down the term note. This amount is calculated by multiplying the balance of the proceeds ($5,968,000) times the monthly effective prime rate plus 1% (the effective interest rate paid on this debt).

(c)
Amount represents a reduction in interest expense resulting from the proceeds ($5,968,000) from the sale of Perma-Fix of Maryland, Inc. and Perma-Fix of Dayton, Inc. to pay down the term note and revolver. This amount is calculated by multiplying the principle outstanding on the term note ($3,083,000) on January 1, 2005 reduced monthly by $83,333 times the monthly effective prime rate plus 1% plus multiplying the remaining amount of the proceeds used to pay down the revolver ($2,885,000) times the monthly average prime rate plus ½%.

(d)
Amount represents a reduction in interest expense resulting from the proceeds ($5,968,000) from the sale of Perma-Fix of Maryland, Inc. and Perma-Fix of Dayton, Inc. to pay down the term note and revolver. This amount is calculated by multiplying the principle outstanding on the term note ($4,083,000) on January 1, 2004 reduced monthly by $83,333 times the monthly effective prime rate plus 1% plus multiplying the remaining amount of the proceeds used to pay down the revolver ($1,885,000) times the monthly average prime rate plus ½%.

(e)
Represents the Company’s Consolidated Statements of Operations included in the Company’s Form 10-Q for the period ended September 30, 2007 and Annual Report on Form 10-K for the years ended December 31, 2006, 2005, and 2004, as applicable.

(f)	Represents adjustments to eliminate the results of operations of Perma-Fix of Dayton, Inc. and Perma-Fix of Maryland, Inc. There are no expected income tax consequences from these dispositions.